EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
EMPLOYEE BENEFIT PLANS

19.	EMPLOYEE BENEFIT PLANS
The Company has obligations to make the required contributions with respect to the defined contribution retirement benefits schemes as set out below.
The Company operates defined contribution fund schemes in different jurisdictions, which allow eligible employees to participate in defined contribution plans (the “Defined Contribution Fund Schemes”). The Company either contributes a fixed percentage of the eligible employees’ relevant income, a fixed amount or an amount which matches the contributions of the employees up to a certain percentage of relevant income to the Defined Contribution Fund Schemes. The Company’s contributions to the Defined Contribution Fund Schemes are vested with employees in accordance to vesting schedules, achieving full vesting ranging from originally
 4 to 10
years from the date of employment and changed to upon contribution to 10 years from the date of employment effective in April 2021. The Defined Contribution Fund Schemes were established under trusts with the fund assets being held separately from those of the Company by independent trustees.
Employees employed by the Company in different jurisdictions are members of government-managed social security fund schemes (the “Social Security Fund Schemes”), which are operated by the respective governments, if applicable. The Company is required to pay monthly fixed contributions or certain percentages of employee relevant income and meet the minimum mandatory requirements of the respective Social Security Fund Schemes to fund the benefits.
During the years ended December 31, 2021, 2020 and 2019, the Company’s contributions into the defined contribution retirement benefits schemes were $26,984, $30,310 and $33,391, respectively.